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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 15, 2006



                              VSI LIQUIDATION CORP.
             (Exact name of registrant as specified in its charter)
                            -------------------------

               DELAWARE                                 0-19343                              34-1493345
     (State or Other Jurisdiction              (Commission File Number)                     (IRS Employer
           of Incorporation)                                                             Identification No.)

                 2170 Piedmont Road, NE, Atlanta, Georgia 30324
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (404) 321-2140


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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


ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 15, 2006, VSI Liquidation Corp. (the "Company") entered into a settlement agreement (the "Settlement Agreement"), with HydroChem Industrial Services, Inc. ("Hydro Chem"). Under the terms of the Settlement Agreement, the Company will pay the balance of the escrow account to HydroChem, and HydroChem will release the Company from any environmental obligation under the Second Amended and Restated Asset Purchase Agreement dated September 8, 1998 and indemnify the Company from any claims by any governmental authority for cleanup of the HydroChem property. A copy of the Settlement Agreement is attached to this Current Report as an exhibit and incorporated herein by reference.

ITEM 8.01.  OTHER EVENTS.

At the Board meeting on August 31, 2006, the Board approved the dissolution of the Company pursuant to the Plan of Liquidation approved by the stockholders of the Company on December 11, 1998.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements

     (b) Pro Forma Financial Information

     (c) Shell Company Transactions

     (d) Exhibits

         Exhibit Number   Description
         --------------   -----------
         10.1             Form of Settlement Agreement




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, VSI Liquidation Corp, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         VSI Liquidation Corp.


Date: September 20, 2006                 By: /s/ Donald P. Carson
                                            ------------------------------------
                                            Donald P. Carson
                                            Director and
                                            Acting Financial Officer



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